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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 15, 2001
                        (Date of earliest event reported)


                            RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-32269                  95-4596178
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


            5200 Great America Parkway, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 878-6500


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Item 5.  Other Events.
         ------------

         Attached hereto, and incorporated by reference herein, as Exhibit 99.1 is the press release dated November 15, 2001 announcing the Company's intended offer to sell $150 million of convertible subordinated notes (the "Notes") and as Exhibit 99.2 is the press release dated November 15, 2001 announcing the agreement to issue the Notes.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)   Exhibits

               99.1 Press release dated November 15, 2001 announcing the
                    Company's intended offer to sell $150 million of convertible subordinated notes.

               99.2 Press release dated November 15, 2001 announcing the
                    agreement to issue $150 million of convertible subordinated notes.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  December 26, 2001


                               RIVERSTONE NETWORKS, INC.



                               By       /s/ Romulus Pereira
                                        --------------------------------------
                               Name:    Romulus Pereira
                               Title:   President and Chief Executive Officer